SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 22, 1996
                ________________________________________________
                Date of report (Date of earliest event reported)

                         Petrie Stores Liquidating Trust
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)

            New York              0-3777             Applied For
          ______________    _____________________  __________________
          (State of         (Commission File No.)   (IRS Employer
         Incorporation)                            Identification No.)

                            70 Enterprise Avenue
                        Secaucus, New Jersey  07094
        ____________________________________________________________
           (Address of Principal Executive Offices and Zip Code)

                               (201) 866-3600
            ____________________________________________________
            (Registrant's telephone number, including area code)

                                    N/A
       _____________________________________________________________
       (Former Name or Former Address, if Changed Since Last Report)


          Item 2.   Acquisition or Disposition of Assets.

                    Pursuant to the Plan of Liquidation and
          Dissolution of Petrie Stores Corporation, a New York corporation ("Petrie"), which was approved at Petrie's Reconvened Annual Meeting of Shareholders on January 24, 1995, and the Agreement and Declaration of Trust, dated as of December 6, 1995, between Petrie and the trustees named therein (the "Liquidating Trust Agreement"), a form of which was also approved at Petrie's Reconvened Annual Meeting of Shareholders, on January 22, 1996 (the "Succession Date"), Petrie transferred its assets (consisting of approximately $131 million in cash and cash equivalents and 5,055,076 shares of Toys "R" Us, Inc. common stock) to, and its remaining fixed and contingent liabilities were assumed by (the "Succession"), the Petrie Stores Liquidating Trust (the "Liquidating Trust").

                    Each holder of Petrie common stock (CUSIP
          716434 10 5), par value $1.00 per share ("Petrie Common Stock"), as of the close of business on the Succession Date, became the holder of one unit of beneficial interest (CUSIP 716437 10 8) in the Liquidating Trust for each share of Petrie Common Stock owned by such shareholder. Holders of Petrie Common Stock will not be required to take any action to receive their units of beneficial interest. Certificates representing shares of Petrie Common Stock will automatically be deemed to represent a corresponding number of units of beneficial interest.

                    Trading in Petrie Common Stock (NYSE:
          PST) was suspended as of the close of business on the Succession Date on the New York, Boston, Cincinnati, Pacific and Philadelphia Stock Exchanges. As of January 23, 1996, the beneficial interests in the Liquidating Trust are quoted on the OTC Bulletin Board under the symbol "PSLT".

                    As soon as practicable, Petrie will file a Certificate of Dissolution with the Secretary of State of the State of New York and, following the receipt of all necessary consents, approvals and clearances, Petrie will be dissolved.

                    The foregoing description of the Succession is qualified in its entirety by reference to the Liquidating Trust Agreement, which was filed as Exhibit 3.1 to the Liquidating Trust's Registration Statement on Form 8-B, filed with the Securities and Exchange Commission on December 19, 1995, and is incorporated herein by reference.


                                  Signatures

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated:  January 23, 1996

                                   PETRIE STORES LIQUIDATING TRUST

                                   By: /s/ STEPHANIE R. JOSEPH
                                        Stephanie R. Joseph
                                        Manager and Chief Executive
                                        Officer